Exhibit 99.1

As previously announced, TDS and its subsidiaries will hold a joint teleconference on July 23, 2003, at 10:00 am Chicago time. Interested parties may listen to the call live over the Internet by accessing the conference call page of the Investor Relations section in www.teldta.com.

Contact:	Mark A. Steinkrauss, Vice President, Corporate Relations
(312) 592-5384 mark.steinkrauss@teldta.com

Ruth E. Venning, Director, Corporate Relations
(312) 592-5327 ruth.venning@teldta.com

Julie D. Mathews, Manager, Investor Relations
(312) 592-5341 julie.mathews@teldta.com

FOR RELEASE: IMMEDIATE

TDS REPORTS SECOND QUARTER RESULTS

July 23, 2003 — Chicago, Illinois — Telephone and Data Systems, Inc. [AMEX:TDS] reported operating revenues of $851.3 million for the second quarter of 2003, up 18% from $720.4 million in the comparable period a year ago. Operating income decreased 24% to $93.5 million from $123.3 million in the second quarter of 2002. Diluted earnings per share was $.35 compared to a diluted loss per share of $16.23 in the second quarter a year ago. In the second quarter of 2002, the company recorded a pre-tax loss of $1,719.1 million related to the writedown in value of marketable equity securities.

President’s Comments

“The second quarter was one of solid growth for both our wireless and wireline businesses,” said LeRoy T. Carlson, Jr., president and chief executive officer. “U.S. Cellular and TDS Telecom both continue to deliver on the promise of superior customer service and satisfaction that make TDS the excellent company it is today.

“U.S. Cellular recorded strong revenue growth, with customer additions of 103,000 and average monthly retail service revenue increasing year over year for the sixth consecutive quarter. At the same time, the postpay churn rate remained very low, pointing to the success of our commitment to customer satisfaction. This solid revenue performance was offset by higher year-over-year expenses associated with opening and servicing new markets, support of higher customer and minutes-of-use levels and higher marketing and retention costs. Additionally, the conversion of the third-party billing system in the Chicago market to U.S. Cellular’s own integrated billing and customer care system added to costs. The conversion will be complete in the third quarter.

“TDS Telecom, our traditional wireline business, continues to be a solid profitable performer, reflecting steady revenue growth. The company’s ILEC added 5,000 access line equivalents as well as growth in long distance and DSL accounts. The company’s CLECs also posted excellent operating results for the quarter, driven by strong access line equivalent growth and a year-over-year reduction in expenses.

“All in all, the second quarter was a solid quarter for TDS, despite the uncertainty that continues to characterize the economic climate. We have every reason to expect continued success in the second half of the year, and we thank all of the 11,000 people who make up TDS for their dedication, care and hard work.”

Outlook

Based on the belief that U.S. Cellular’s planned transaction with AWE will close within thirty days, the companies have reviewed their forward-looking statements. The revised statements for the year 2003, inclusive of costs for the build-out of some AWE markets, are as follows:

U.S. Cellular 2003 Outlook

Net adds	475,000 - 500,000
Service revenues	$2.35 - $2.4 billion
Depreciation and amortization	$445 - $450 million
Operating income*	$170 - $190 million
Capital spending	$650 - $670 million

*Includes $27 million in operating expenses related to loss on assets held for sale related to the planned AWE exchange ILEC 2003 Outlook

Revenues	$635 - $645 million
Depreciation and amortization	$135 million
Operating income	$170 - $180 million
Capital spending	$130 million

CLEC 2003 Outlook

Revenues	$210 - $220 million
Depreciation and amortization	$35 million
Operating income	$(35) - $(25) million
Capital spending	$35 million

Financial Initiatives

TDS repurchased 628,600 of its shares during the quarter at an average price of $43.15 per share. Year to date, TDS has repurchased a total of 1,378,900 shares at an average price of $40.95 for $56.5 million. In addition, TDS is redeeming $65.5 million of its Medium-Term Notes at par effective July 28, 2003.

TDS, a FORTUNE 500 company, is a diversified telecommunications corporation founded in 1969. Through its strategic business units, U.S. Cellular and TDS Telecom, TDS operates primarily by providing wireless and local telephone service. TDS builds value for its shareholders by providing excellent communications services in growing, closely related segments of the telecommunications industry. The company currently employs approximately 11,000 people and serves approximately 5.4 million customers/units in 35 states.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: changes in circumstances or events that may affect the ability of USM to acquire or, if it acquires, to start up the

2

operations of the properties involved in the AWE transaction; the ability of USM to successfully manage and grow the operations of the Chicago MTA; changes in the overall economy; changes in competition in the markets in which TDS operates; advances in telecommunications technology; changes brought about by the implementation of wireless number portability; changes in the telecommunications regulatory environment; changes in the value of investments, including variable prepaid forward contracts; changes in the capital markets that could adversely impact the availability, cost and terms of financing; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations; pending and future litigation; acquisitions/divestitures of properties and/or licenses; changes in customer growth rates, average service revenue per unit, churn rates, roaming rates and the mix of products and services offered in TDS and USM markets. Investors are encouraged to consider these and other risks and uncertainties that are discussed in documents filed by TDS with the SEC.

As previously announced, TDS and its subsidiaries will hold a joint teleconference on July 23, 2003, at 10:00 am Chicago time. Interested parties may listen to the call live over the Internet at http://www.firstcallevents.com/service/ajwz384465118gf12.html or connect by telephone at 888/245-6674 Conference ID#1621715 for TDS and USM. The conference call will be archived on the conference call section of our Web site at www.teldta.com. Certain financial and statistical information contained in the conference call presentation will be posted to the web site, together with reconciliations of GAAP to any non-GAAP information to be disclosed, prior to the commencement of the call. Investors may access this additional information on the conference call page of the Investor Relations section of the TDS web site.

For more information about TDS and its subsidiaries, visit the web sites at:

TDS: http://www.teldta.com	TDS Telecom: http://www.tdstelecom.com
USM: http://www.uscellular.com	TDS Metrocom http://www.tdsmetro.com

3
TELEPHONE AND DATA SYSTEMS, INC. SUMMARY OPERATING DATA

Quarter Ended	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02
U.S. Cellular:
Consolidated Markets:
Total population (000s) (1)	41,288	41,288	41,048	41,048	30,384
Customer units	4,343,000	4,240,000	4,103,000	3,943,000	3,547,000
Net customer unit activations	103,000	137,000	160,000	76,000	43,000
Market penetration (1)	10.52%	10.27%	10.00%	9.61%	11.67%
Markets in operation (2)	150	149	149	149	148
Cell sites in service	4,106	3,987	3,914	3,750	3,145
Average monthly revenue per unit	$47.38	$45.05	$47.91	$49.31	$47.48
Retail service revenue per unit	$38.69	$37.05	$38.69	$38.95	$37.93
Inbound roaming revenue per unit	$4.41	$4.36	$5.37	$6.52	$5.90
Long-distance/other revenue per unit	$4.28	$3.64	$3.85	$3.84	$3.65
Minutes of use (MOU) (3)	424	377	359	327	280
Postpay churn rate per month	1.5%	1.6%	1.8%	2.0%	1.7%
Marketing cost per gross
customer unit addition (4)	$378	$358	$369	$348	$386
Construction Expenditures (000s)	$163,076	$140,926	$281,615	$192,256	$156,699

TDS Telecom
ILEC:
Access line equivalents (5)	718,800	713,800	711,200	714,400	706,000
Growth in equivalent ILEC access lines
from prior quarter-end:
Acquisitions	--	--	--	7,800	19,200
Internal growth	5,000	2,600	(3,200)	600	5,800
Access lines	669,600	669,900	672,400	677,400	671,900
Average monthly revenue
per access line equivalent	$74.35	$74.68	$76.34	$74.39	$74.58
Internet service accounts	116,700	118,100	117,600	118,400	118,000
Digital Subscriber Lines (DSL) customers	16,200	12,800	9,100	8,100	6,500
Long Distance customers	211,900	202,100	197,500	189,200	176,300
Caller I.D. penetration (6)	31.8%	31.3%	30.9%	30.3%	29.6%
Voicemail penetration (6)	13.3%	13.2%	13.4%	13.5%	13.4%
Construction Expenditures (000s)	$29,288	$15,412	$35,540	$36,484	$25,268
CLEC:
Access line equivalents - total CLECs (5)	323,600	303,900	291,400	273,100	243,900
TDS Metrocom	242,300	227,500	220,200	206,200	180,900
USLink	81,300	76,400	71,200	66,900	63,000
Internet service accounts	23,900	24,500	24,700	24,700	24,600
Percent of access lines on-switch:
TDS Metrocom	100.0%	100.0%	100.0%	100.0%	100.0%
U.S. Link	23.1%	20.7%	20.6%	20.2%	20.5%
Digital Subscriber Lines (DSL):
TDS Metrocom	14,100	13,100	11,800	10,300	9,100
Construction Expenditures (000s)	$5,504	$3,705	$16,216	$9,653	$16,991

(1)

Market penetration is calculated using 2002 Claritas population estimates for 6/30/03 and 3/31/03 and 2001 Claritas estimates for all other periods. "Total population" represents the total incremental population of each of U.S. Cellular's consolidated markets, regardless of whether the market has begun marketing operations.

(2)	Represents only those markets which have begun marketing operations.
(3)	Average monthly local minutes of use per customer (without roaming).
(4)	Due to changes in accounting for agent rebates, for all periods shown this measurement is no longer calculable using information from the financial statements as reported.
(5)

Access line equivalents are derived by converting high capacity data lines to the estimated capacity of one switched access line. Basic rate ISDN = 2 DS0s; Primary rate ISDN = 23 DS0s; T1 = 24 DS0s; Trunk Lines = 1; DSLs = 1

(6)	Caller I.D. and Voicemail penetration is the total residential and business one-party customers purchasing the service divided by the total of these lines equipped for the service.

4

TELEPHONE AND DATA SYSTEMS, INC. FINANCIAL HIGHLIGHTS Three Months Ended June 30, (Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)

	2003	2002	Amount	Percent

Operating Revenues
U.S. Cellular	$639,810	$524,339	$115,471	22.0%
TDS Telecom	211,477	196,104	15,373	7.8%

	851,287	720,443	130,844	18.2%

Operating Expenses
U.S. Cellular
Expenses excluding Depreciation and Amortization	478,580	346,658	131,922	38.1%
Depreciation and Amortization	103,271	76,409	26,862	35.2%
Loss on Assets Held for Sale	3,500	--	3,500	N/M

	585,351	423,067	162,284	38.4%

TDS Telecom
Expenses excluding Depreciation and Amortization	132,183	134,857	(2,674)	(2.0%	)
Depreciation and Amortization	40,208	39,227	981	2.5%

	172,391	174,084	(1,693)	(1.0%	)

Total Operating Expenses	757,742	597,151	160,591	26.9%

Operating Income
U.S. Cellular	54,459	101,272	(46,813)	(46.2%	)
TDS Telecom	39,086	22,020	17,066	77.5%

	93,545	123,292	(29,747)	(24.1%	)

Investment and Other Income
Interest and Dividend Income	6,069	48,167	(42,098)	(87.4%	)
Investment Income	13,517	7,752	5,765	74.4%
(Loss) on Marketable Securities and Other Investments	(5,000)	(1,719,126)	1,714,126	N/M
Other Income (Expense), Net	(7,097)	(1,223)	(5,874)	N/M

	7,489	(1,664,430)	1,671,919	N/M

Income (Loss) Before Interest and Income Taxes	101,034	(1,541,138)	1,642,172	N/M
Interest Expense	43,996	29,095	14,901	51.2%
Minority Interest in Income of Subsidiary Trust	6,202	6,202	--	N/M

Income (Loss) Before Income Taxes	50,836	(1,576,435)	1,627,271	N/M
Income Tax Expense	24,214	(609,530)	633,744	N/M

Income (Loss) Before Minority Interest	26,622	(966,905)	993,527	N/M
Minority Share of (Income), net of tax	(6,466)	15,115	(21,581)	N/M

Net Income (Loss)	20,156	(951,790)	971,946	N/M
Preferred Dividend Requirement	(104)	(106)	2	N/M

Net Income (Loss) Available to Common	$20,052	$(951,896)	$971,948	N/M

Basic Average Common Shares Outstanding (000s)	57,474	58,639	(1,165)	(2.0%	)
Basic Earnings (Loss) Per Share	$0.35	$(16.23)	$16.58	N/M

Diluted Average Common Shares Outstanding (000s)	57,671	58,639	(968)	(1.7%	)
Diluted Earnings (Loss) Per Share	$0.35	$(16.23)	$16.58	N/M

N/M - Percentage change not meaningful

5

TELEPHONE AND DATA SYSTEMS, INC. FINANCIAL HIGHLIGHTS Six Months Ended June 30, (Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)

	2003	2002	Amount	Percent

Operating Revenues
U.S. Cellular	$1,235,724	$1,002,759	$232,965	23.2%
TDS Telecom	422,981	382,881	40,100	10.5%

	1,658,705	1,385,640	273,065	19.7%

Operating Expenses
U.S. Cellular
Expenses excluding Depreciation and Amortization	947,680	672,650	275,030	40.9%
Depreciation and Amortization	212,774	149,161	63,613	42.6%
Loss on Assets Held for Sale	27,000	--	27,000	N/M

	1,187,454	821,811	365,643	44.5%

TDS Telecom
Expenses excluding Depreciation and Amortization	261,982	256,796	5,186	2.0%
Depreciation and Amortization	81,858	78,374	3,484	4.4%

	343,840	335,170	8,670	2.6%

Total Operating Expenses	1,531,294	1,156,981	374,313	32.4%

Operating Income
U.S. Cellular	48,270	180,948	(132,678)	(73.3%	)
TDS Telecom	79,141	47,711	31,430	65.9%

	127,411	228,659	(101,248)	(44.3%	)

Investment and Other Income
Interest and Dividend Income	10,397	50,234	(39,837)	(79.3%	)
Investment Income	26,267	18,789	7,478	39.8%
(Loss) on Marketable Securities and Other Investments	(8,500)	(1,756,526)	1,748,026	N/M
Other Income (Expense), Net	(5,938)	(17)	(5,921)	N/M

	22,226	(1,687,520)	1,709,746	N/M

Income (Loss) Before Interest and Income Taxes	149,637	(1,458,861)	1,608,498	N/M
Interest Expense	87,353	58,719	28,634	48.8%
Minority Interest in Income of Subsidiary Trust	12,405	12,405	--	N/M

Income (Loss) Before Income Taxes	49,879	(1,529,985)	1,579,864	N/M
Income Tax Expense	28,069	(587,118)	615,187	N/M

Income (Loss) Before Minority Interest	21,810	(942,867)	964,677	N/M
Minority Share of (Income), net of tax	(6,654)	5,087	(11,741)	N/M

Income (Loss) Before Cumulative Effect of Accounting Change	15,156	(937,780)	952,936	N/M
Cumulative Effect of Accounting Change	--	3,366	(3,366)	N/M

Net Income (Loss)	15,156	(934,414)	949,570	N/M
Preferred Dividend Requirement	(209)	(218)	9	N/M

Net Income (Loss) Available to Common	$14,947	$(934,632)	$949,579	N/M

Basic Average Common Shares Outstanding (000s)	58,034	58,619	(585)	(1.0%	)
Basic Earnings (Loss) Per Share
Income (Loss) Before Cumulative Effect of Accounting Change	$0.26	$(16.00)	$16.26	N/M
Cumulative Effect of Accounting Change	--	0.06	(0.06)	N/M

	$0.26	$(15.94)	$16.20	N/M

Diluted Average Common Shares Outstanding (000s)	58,062	58,619	(557)	(1.0%	)
Diluted Earnings (Loss) Per Share
Income (Loss) Before Cumulative Effect of Accounting Change	$0.26	$(16.00)	$16.26	N/M
Cumulative Effect of Accounting Change	--	0.06	(0.06)	N/M

	$0.26	$(15.94)	$16.20	N/M

N/M - Percentage change not meaningful 6
TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands) ASSETS

	June 30, 2003	December 31, 2002

Current Assets
Cash and cash equivalents	$1,289,642	$1,298,936
Accounts receivable from customers and other	395,136	448,033
Federal Income Tax receivable	--	40,000
Materials and supplies, at average cost, and
other current assets	219,930	161,043

	1,904,708	1,948,012

Investments
Wireless license costs, net	979,759	1,038,556
Goodwill, net	1,005,029	1,106,451
Intangible Assets	31,111	40,087
Marketable equity securities	2,300,233	1,944,939
Investments in unconsolidated entities	215,121	205,995
Notes Receivable	6,476	7,287
Other investments	15,139	14,914

	4,552,868	4,358,229

Property, Plant and Equipment, net
U.S. Cellular	2,161,740	2,148,432
TDS Telecom	1,050,385	1,047,811

	3,212,125	3,196,243

Other Assets and Deferred Charges
Derivative Asset	--	2,630
Other Assets and Deferred Charges	96,458	96,914

	96,458	99,544

Assets Held for Sale	223,876	--

	$9,990,035	$9,602,028

7a

TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands) LIABILITIES AND STOCKHOLDERS’ EQUITY

	June 30, 2003	December 31, 2002

Current Liabilities
Current portion of long-term debt	$84,861	$64,482
Notes payable	605,352	461,792
Accounts payable	274,218	361,758
Advance billings and customer deposits	106,312	95,922
Accrued interest	33,110	31,751
Accrued taxes	41,552	34,413
Accrued compensation	49,750	58,678
Other current liabilities	50,339	58,370

	1,245,494	1,167,166

Deferred Liabilities and Credits
Deferred taxes	1,238,100	1,170,505
Derivative Liability	302,946	61,160
Asset Retirement Obligation	33,809	--
Other	59,369	55,645

	1,634,224	1,287,310

Long-term Debt, excluding current portion
Prepaid Forward Contracts	1,664,595	1,656,616
Other Long-term Debt	1,567,315	1,641,624

	3,231,910	3,298,240

Minority Interest	498,471	489,735

Company-Obligated Mandatorily Redeemable Preferred
Securities of Subsidiary Trust Holding Solely
Company Subordinated Debentures	300,000	300,000

Liabilities Related to Assets Held for Sale	9,005	--

Preferred Shares	6,704	6,954

Common Stockholders' Equity
Common Shares, $.01 par value	561	559
Series A Common Shares, $.01 par value	64	66
Capital in excess of par value	1,834,365	1,832,806
Treasury Shares	(460,298)	(404,169)
Accumulated other comprehensive income	260,906	191,704
Retained earnings	1,428,629	1,431,657

	3,064,227	3,052,623

	$9,990,035	$9,602,028

7b

BALANCE SHEET HIGHLIGHTS JUNE 30, 2003 (Unaudited, dollars in thousands)

	U.S. Cellular	TDS Telecom	TDS Corporate & Other	Intercompany Eliminations	TDS Consolidated

Cash and Cash Equivalents	$24,966	$403,615	$861,061	$--	$1,289,642
Affiliated Cash Investments	723	351,178	--	(351,901)	--
Notes Receivable--Affiliates	--	--	445,850	(445,850)	--

	$25,689	$754,793	$1,306,911	$(797,751)	$1,289,642

Cellular License, Goodwill
and Intangibles, net	$1,558,533	$457,366	$--	$--	$2,015,899
Marketable Equity Securities	202,879	54,739	2,042,615	--	2,300,233
Investment in Unconsolidated Entities	171,214	19,069	32,535	(7,697)	215,121
Notes Receivable	6,476	--	--	--	6,476
Long-term Notes Receivable - Affiliates	--	--	105,400	(105,400)	--
Other Investments	--	15,139	--	--	15,139

	$1,939,102	$546,313	$2,180,550	$(113,097)	$4,552,868

Property, Plant and
Equipment, net	$2,161,740	$1,050,385	$--	$--	$3,212,125

Notes Payable: external	$605,000	$--	$352	$--	$605,352
cash management	--	--	351,901	(351,901)	--
intercompany	--	445,850	--	(445,850)	--

	$605,000	$445,850	$352,253	$(797,751)	$605,352

Prepaid Forward Contracts	$159,856	$41,182	$1,463,557	$--	$1,664,595

Long-term Debt:
Current Portion	$--	$17,871	$66,990	$--	$84,861
Affiliated	105,000	400	--	(105,400)	--
Non-current Portion	546,065	254,385	766,865	--	1,567,315

Total	$651,065	$272,656	$833,855	$(105,400)	$1,652,176

Trust Originated Preferred Securities	$--	$--	$300,000	$--	$300,000

Preferred Shares	$--	$--	$6,704	$--	$6,704

Total Outstanding Debt and
Preferred Shares	$1,415,921	$759,688	$2,956,369	$(903,151)	$4,228,827

Construction Expenditures:
Quarter Ended 6/30/03	$163,076	$34,792	$1,672		$199,540
Six Months Ended 6/30/03	$304,002	$53,909	$3,012		$360,923

8

TDS Telecom Highlights
Three Months Ended June 30,
(Unaudited, dollars in thousands)

			Increase (Decrease)

	2003	2002	Amount	Percent

Local Telephone Operations
Operating Revenues
Local Service	$49,742	$47,432	$2,310	4.9%
Network Access and Long-Distance	88,438	85,885	2,553	3.0%
Miscellaneous	21,625	21,734	(109)	(0.5%	)

	159,805	155,051	4,754	3.1%

Operating Expenses
Network Operations	39,834	33,997	5,837	17.2%
Customer Operations	23,588	22,435	1,153	5.1%
Corporate Expenses	21,028	27,416	(6,388)	(23.3%	)
Depreciation and Amortization	32,121	32,047	74	0.2%

	116,571	115,895	676	0.6%

Operating Income	$43,234	$39,156	$4,078	10.4%

Competitive Local Exchange Carrier Operations
Revenues	$52,479	$41,762	$10,717	25.7%

Expenses excluding Depreciation and Amortization	48,540	51,718	(3,178)	(6.1%	)
Depreciation and Amortization	8,087	7,180	907	12.6%

	56,627	58,898	(2,271)	(3.9%	)

Operating (Loss)	$(4,148)	$(17,136)	$12,988	75.8%

Intercompany Revenues	$(807)	$(709)	$(98)	(13.8%	)
Intercompany Expenses	(807)	(709)	(98)	(13.8%	)

	--	--	--	N/M

Total TDS Telecom Operating Income	$39,086	$22,020	$17,066	77.5%

N/M - Percentage change not meaningful. 9

TDS Telecom Highlights
Six Months Ended June 30,
(Unaudited, dollars in thousands)

			Increase (Decrease)

	2003	2002	Amount	Percent

Local Telephone Operations
Operating Revenues
Local Service	$98,793	$94,275	$4,518	4.8%
Network Access and Long-Distance	178,090	168,969	9,121	5.4%
Miscellaneous	42,519	41,328	1,191	2.9%

	319,402	304,572	14,830	4.9%

Operating Expenses
Network Operations	77,979	65,694	12,285	18.7%
Customer Operations	45,758	44,005	1,753	4.0%
Corporate Expenses	41,275	50,698	(9,423)	(18.6%	)
Depreciation and Amortization	65,740	64,502	1,238	1.9%

	230,752	224,899	5,853	2.6%

Operating Income	$88,650	$79,673	$8,977	11.3%

Competitive Local Exchange Carrier Operations
Revenues	$104,918	$79,516	$25,402	31.9%

Expenses excluding Depreciation and Amortization	98,309	97,606	703	0.7%
Depreciation and Amortization	16,118	13,872	2,246	16.2%

	114,427	111,478	2,949	2.6%

Operating (Loss)	$(9,509)	$(31,962)	$22,453	70.2%

Intercompany Revenues	$(1,339)	$(1,207)	$(132)	(10.9%	)
Intercompany Expenses	(1,339)	(1,207)	(132)	(10.9%	)

	--	--	--	N/M

Total TDS Telecom Operating Income	$79,141	$47,711	$31,430	65.9%

N/M - Percentage change not meaningful. 10